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                 SECOND AMENDMENT TO 1994 VARIFLEX STOCK PLAN

     This SECOND AMENDMENT TO 1994 VARIFLEX STOCK PLAN (the "Amendment") was adopted by all of the members of the Plan Committee (the "Committee") of Variflex, Inc., a Delaware corporation (the "Company"), effective as of August 1, 1998.

                                    RECITALS


     A.  Plan.  In March of 1994, the Board of Directors of the Company (the
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"Board") and the Stockholders of the Company adopted that certain 1994 Variflex
Stock Plan (the "Plan"). The Plan sets forth the rules and regulations for granting shares of the Company's stock to its directors, officers and employees.

     B.  Amendment to Plan.  The Committee desires to amend the Plan as set
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forth in this Amendment.

     NOW, THEREFORE, the Committee hereby adopts the following amendments to the
Plan:

     1.  Section 4(a)  Authorized Shares.  The fourth line of Section 4(a) is
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hereby amended by deleting the words "two hundred thousand (200,000)" and replacing them with the words "six hundred thousand (600,000)".

     2.  Effect of this Amendment.  Except where conflicting or inconsistent
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with the express provisions or manifest intent of this amendment, all provisions of the Plan as in effect prior to this Amendment are and shall remain in full force and effect. Wherever there is a conflict or inconsistency between any of the provisions in this amendment and the Plan, the provisions of this amendment shall govern and control.


     3.  Governing Law.  The validity of this Amendment, its construction,
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interpretation and enforcement, shall be determined under, governed by and construed in accordance with, with laws of the State of California (without regard to its choice or conflicts of laws principles), except to the extent that the federal laws preempt the laws of the State of California.


                                   /s/ Loren Hildebrand
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                                   Loren Hildebrand

                                   /s/ Michael T. Carr
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                                   Michael T. Carr

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